                                                                     EXHIBIT 4.1


                             INCORPORATED UNDER THE
                           LAWS OF THE STATE OF TEXAS
                              W-H ENERGY SERVICES

NUMBER
  C
COMMON

                                                          SHARES
                                                          COMMON

                                                     CUSIP 92925E 10 8

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that




is the owner of




            FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK
                         PAR VALUE $.0001 PER SHARE OF

W-H Energy Services, Inc., a Texas corporation, transferable by the holder hereof on the books of the Corporation in person or by duly authorized attorney only upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, W-H Energy Services, Inc. has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its Corporate Seal to be hereunto affixed.

Dated:


/s/ JEFFREY TEPERA
-----------------------------
Secretary



/s/ KENNETH T. WHITE, JR.
-----------------------------
PRESIDENT


COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, INC.
P.O. Box 1596
DENVER, CO 80201
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the corporation or to the transfer agent of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                       ----------------------------------------|
                                       |                                       |
                                       |     TEN COM-as tenants in common      |
                                       |                                       |
                                       | TEN ENT-as tenants by the entireties  |
                                       |                                       |
                                       | JT TEN-as joint tenants with right of |
                                       |        survivorship and not as        |
                                       |        tenants in common              |
                                       |                                       |
                                       -----------------------------------------


--------------------------------------------------------------------------------
|                                                                              |
|  UNIF GIFT MIN ACT-                      Custodian                           |
|                     ------------------------------------------------------   |
|                        (Cust)                              (Minor)           |
|                                                                              |
|  under Uniform Gifts to Minors Act                                           |
|                                     --------------------------------------   |
|                                                    (State)                   |
|                                                                              |
--------------------------------------------------------------------------------


Additional abbreviations may also be used though not in the above list.

For value received,                                                      hereby
                    ----------------------------------------------------
sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     [____________________________________]


--------------------------------------------------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, including postal zip code, OF ASSIGNEE)

--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
|  --------------------------------------------------------------------------  |
|                                                                      Shares  |
|  -------------------------------------------------------------------         |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------


represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
|  --------------------------------------------------------------------------  |
|                                                                    Attorney  |
|  -----------------------------------------------------------------           |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------


to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
      --------------------------------------------------------------------------


NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR EN-LARGEMENT OR ANY CHANGE WHATEVER.

--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
|  X                                                                           |
|    ------------------------------------------------------------------------  |
|                                  (Signature)                                 |
|                                                                              |
|  X                                                                           |
|    ------------------------------------------------------------------------  |
|                                  (Signature)                                 |
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: